Accounts Payable and Accrued Liabilities (Details) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014	Dec. 28, 2013
Accounts payable and accrued liabilities
Accounts payable to vendors	$ 177,592	$ 209,527	$ 209,031
Accrued salaries, wages, incentive compensation and other fringe benefits	44,330	42,485	33,889
Accrued interest	13,429	19,748	19,063
Other accrued expenses	46,557	49,553	45,748
Total	$ 281,908	$ 321,313	$ 307,731